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EXHIBIT 99.1

Periodic Report Certification
Of the Chief Executive Officer and Chief Financial Officer

        I, Steve F. Scott, Chief Executive Officer of Advanced Materials Group, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge the Quarterly Report of Advanced Materials Group, Inc. on Form 10-Q for the quarterly period ended August 31, 2002, as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEVE F. SCOTT Steve F. Scott Chief Executive Officer

October 14, 2002

        I, Gayle L. Arnold, Chief Financial Officer of Advanced Materials Group, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge the Quarterly Report of Advanced Materials Group, Inc. on Form 10-Q for the quarterly period ended August 31, 2002, as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GAYLE L. ARNOLD Gayle L. Arnold Chief Financial Officer

October 14, 2002

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  EXHIBIT 99.1
Periodic Report Certification Of the Chief Executive Officer and Chief Financial Officer